BlackRock FundsSM

BlackRock International Opportunities Portfolio

(the “Fund”)

Supplement Dated July 1, 2013 to the

Prospectus and Statement of Additional Information, each dated January 28, 2013, of the Fund

Effective July 1, 2013, the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (“BlackRock”) and BlackRock International Limited (“BIL”) with respect to the Fund expired. BlackRock will remain as the investment advisor to the Fund and provide investment advisory services to the Fund pursuant to the investment advisory agreement currently in effect with BlackRock. The same portfolio management team will continue to manage the Fund and there will be no change in the advisory fee rate payable by the Fund. References in the prospectus and Statement of Additional Information to BIL currently serving as a sub-adviser to the Fund are hereby deleted. For information about the investment advisory agreement and BlackRock, see “Management of the Funds — BlackRock” in the Fund’s prospectus.

Shareholders should retain this Supplement for future reference.

ALLPRSAI-IO-0713SUP